Exhibit 99.1

GigCapital2 Issues Letter to Stockholders in Connection with the

Filing of its Annual Report on Form 10-K

PALO ALTO, Calif., — March 30, 2020 — GigCapital2, Inc., (NYSE: GIX, GIX.U, GIX.RT, and GIX.WS), a Private-to-Public Equity (PPE)™ company created to enable an excellent late-stage growth private company primarily in the Technology, Media, and Telecommunications (TMT) markets to become public, today issued the following letter to its stockholders:

To Our Valued GigCapital2 (GIG2) Private-to-Public Equity (PPE)™ SPAC Stockholders,

As we share this letter as part of our recently filed Annual Report on Form 10-K for fiscal year 2019, we collectively find ourselves in a time of significant global uncertainty and angst surrounding the COVID-19 pandemic. Here in the heart of Silicon Valley, as in many locations in the USA and around the globe, we have been under a shelter-in-place advisory since the middle of March with no timeline as to when the advisory will be lifted.

These are indeed extraordinary times for all of us.

With the COVID-19 pandemic being on top of mind for all of us, we wanted to reassure our stockholders that the pandemic has not impacted or hampered our business and our efforts to find an ideal partner for a business combination. Since the IPO of GIG2 in June of 2019, our team has literally contacted thousands of companies across all continents and various industries, and we constantly continue to expand our pipeline of potential combination targets.

That being said, we wanted to share with you some observations on the overall market conditions which may impact our efforts to quickly close a business combination:

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During this disruption in the capital markets, the traditional pathways to becoming a publicly traded company are constricted, more so within the universe of late-growth stage private companies that were actively entertaining the potential of going public by way of a combination with GIG2. For some of these companies, their business has been significantly impacted by the COVID-19 pandemic, and hence, they have reprioritized their activities to focus on tactical tasks and resource management while pushing out the option of becoming a public company to a later date.

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Also, as of this writing, the number of new Form S-1 registration statement filings with the SEC has declined dramatically. Many companies that were planning for an IPO are now in a holding pattern. This may lead to a greater interest in our Private-to-Public Equity (PPE) platform. Based on the growing awareness of GIG2 within the financial and business communities, we are more confident that our Private-to-Public Equity (PPE) platform is becoming an increasingly attractive vehicle for companies looking to go public. This is even more the case in these challenging times when the time to public trading initiation is even more critical.

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Our “IPO-in-a-box” Private-to-Public Equity (PPE) methodology provides an alternative to the lengthy traditional IPO process. Our process is relatively fast – certainly faster than the current conditions for going public if a company is just commencing the process – while we believe likely offering much lower risk for actually achieving a public listing. By design, the Private-to-Public Equity (PPE) method of becoming public will not disrupt the structure of a company, its growth trajectory nor the opportunity of the existing management to continue to operate a company in the manner that has contributed to its previous success.

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In addition to a speedy process to become public, companies partnering with GIG2 benefit from our management team and advisory board through our Mentor-Investor™ methodology. Our leadership team and advisory board members will partner with the combined company in a collaborative manner to bring significant management, operating, finance, deal-making and industry relationships that give any prospective combination partner many competitive advantages.

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Validating this process is the successful combination between GigCapital (GIG1) and Kaleyra S.p.A, now Kaleyra, Inc. (NYSE American: KLR) (KLR WS), which closed on November 25, 2019. Our platform provided the key benefit of preparing KLR to become a listed company on a US National Exchange and quickly becoming a publicly traded company. It also included invaluable assistance and guidance to the existing management before, through and following the combination, allowing them to continue focusing on their business and growing the enterprise.

While we continue to track and adapt to the rapidly changing market conditions, we want to emphasize that as a stockholder you should have confidence that you have invested in a resilient organization whose leadership is accustomed to rapid change and that has successfully navigated the last 40 years of both domestic and global economic, social and political turmoil. The team has sailed through “rough waters” in the past and is doing so again. In fact, the GigCapital Global team is busier than ever before in screening and engaging with an ever growing number of excellent technology companies world-wide, as we use the new reality of the shelter-in-place advisory to significantly enhance our effectiveness and bonding as a team.

We want to express our gratitude and thanks on behalf of the entire GigCapital Global team for your continued confidence and trust and wish for all of you, your families and friends safe and healthy days in the weeks to come.

Warmest Regards,

Dr. Raluca Dinu

Chief Executive Officer and President

GigCapital2, Inc

Dr. Avi Katz

Executive Chairman of the BOD

GigCapital2, Inc.

About GigCapital Global and GigCapital2, Inc.

GigCapital Global (GigCG) is a technology, media and telecommunications (TMT) focused investment group led by an affiliated team of technology industry corporate executives and entrepreneurs, and TMT operational and strategic experts in the private and public markets, including substantial, success-proven M&A and IPO activities. The group deploys a unique Mentor-Investors methodology to partner with exceptional TMT companies, managed by dedicated and experienced entrepreneurs. GigCG Private-to-Public Equity (PPE) companies (also known as blank check companies or special purpose acquisition companies (SPACs)) offer financial, operational and executive mentoring to U.S. and overseas private, and non-U.S. public companies, in order to accelerate their path from inception and as a privately-held entity into the growth-stage as a publicly traded company in the U.S. The partnership of GigCG with these companies continues through an organic and roll-up strategy growth post the transition to a public company. GigCG was launched in 2017 with the vision of becoming the lead franchise in incepting and developing TMT Private-to-Public Equity (PPE) companies. For more information, visit www.gigcapitalglobal.com.

GigCapital2, Inc. (NYSE: GIX, GIX.U, GIX.RT, and GIX.WS), is one of the GigCG Private-to-Public Equity (PPE)™ companies.

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, used pursuant to agreement.

Note Concerning Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our or our management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital2’s filings with the SEC, including its Form 10-K, and in GigCapital2’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to GigCapital2 as of the date hereof, and GigCapital2 assumes no obligation to update any forward-looking statement.

Contacts

Darrow Associates, Inc.

Jim Fanucchi, (408) 404-5400

ir@GigCapital2.com